FOR IMMEDIATE RELEASE

CONTACTS:   InPhyNet                           MedPartners
            George W. McCleary, Jr.            Hal Knight
            Chief Financial Officer            Chief Financial Officer
            Margaret Pearson                   Randy Pittman
            Director of Investor Relations     Vice President-Finance
            (800) 424-3672
                                               Tom Bartels
                                               Director of Investor Relations
                                               (205) 733-8996


                  -MEDPARTNERS & INPHYNET ADJUST MERGER TERMS-

BIRMINGHAM, AL and FORT LAUDERDALE, FL., -- May 21, 1997, MedPartners, Inc. (NYSE: MDM) and InPhyNet Medical Management Inc. (Nasdaq: IMMI) announced today that terms of the previously announced merger will be adjusted. InPhyNet shareholders will now receive 1.18 shares of MedPartners stock for each share of InPhyNet stock, rather than the 1.311 shares as previously announced. This adjustment is the result of discussions with the Securities and Exchange
Commission ("SEC") which led to the restatement of InPhyNet's year end 1996 earnings and earnings for the quarter ended March 31, 1997.

Pursuant to discussions with the SEC, InPhyNet has revised and restated its year end 1996 earnings and first quarter earnings ended March 31, 1997, downward by 22 percent and 34 percent, respectively, to reflect a change in the accounting for the costs associated with its five-year globally-capitated agreement with Physicians Corporation of America ("PCA") (Nasdaq: PCAM). Under the PCA Agreement (the "Agreement"), InPhyNet is providing the medical management services for 54,000 PCA members, producing annual revenue of $80.0 million. InPhyNet is restating its earnings to expense $9.3 million of costs associated with the PCA Agreement in the periods in which they were incurred. Previously, InPhyNet had capitalized these costs in the third quarter of 1996. For 1996, net income per share was reduced by $0.23 to $0.81 and net income was reduced by $3.6 million to $13.0 million. For the first quarter of 1997, net income per share was reduced by covered lives. The Company's strategy is to develop business by addressing significant changes in the practice patterns of primary care physicians in the health care services industry.

MedPartners, based in Birmingham, Alabama, is the nation's largest physician practice management company. The company develops, consolidates, and manages health care delivery systems. Through the company's network of affiliated group and IPA physicians, MedPartners provides primary and specialty health care serves to prepaid managed care enrollees and fee-for-service patients.

Certain statements contained in this release are forward looking. Although the Companies believe their expectations are based on reasonable assumptions, there can be no assurance that actual results will not differ materially from their expectations. For factors that may cause results to differ materially from expectations and underlying assumptions, see reports by the Companies filed with the Securities and Exchange Commission.

NOTE TO THE EDITOR: Other InPhyNet Medical Management Inc. press releases are available by fax at no charge. For a menu of available IMMI press releases, call (800) 758-5804, extension 101223. To receive a copy of the InPhyNet's first quarter form 10-Q, please call (954) 424-3672, extension 7044. This document will be available May 21, 1997.

                                -tables follow-

                INPHYNET MEDICAL MANAGEMENT INC. AND SUBSIDIARIES

                (Amounts in thousands, except earnings per share)



STATEMENT OF INCOME DATA:

                                                                        Three Months Ended
                                                                          March 31, 1997

                                                                  Press                           As
                                                                Released                       Restated

Total revenue                                              $        122,507               $       122,507
                                                           ================               ===============
Net income                                                 $          4,963               $         3,290
                                                           ================               ===============
Earnings per share                                         $           0.30               $          0.2O
                                                           ================               ===============
Weighted average shares outstanding                                  16,727                        16,727
                                                           ================               ===============


BALANCE SHEET DATA (unaudited):

                                                                            March 31, 1997

                                                                  Press                           As
                                                                Released                       Restated

Working capital                                            $         62,030               $        63,142
                                                           ================               ===============
Total assets                                               $        164,968               $       157,331
                                                           ================               ===============
Long term debt, net of current portion                     $            309               $           309
                                                           ================               ===============
Stockholders' equity                                       $        110,524               $       105,202
                                                           ================               ===============


                INPHYNET MEDICAL MANAGEMENT INC. AND SUBSIDIARIES

                (Amounts in thousands, except earnings per share)




STATEMENT OF INCOME DATA:


                                                                              Year Ended
                                                                           December 31, 1996

                                                                   As                             As
                                                                  Filed                        Restated
Total revenue                                              $        408,520               $       408,520
                                                           ================               ===============
Net income                                                 $         16,691               $        13,041
                                                           ================               ===============
Earnings per share                                         $           1.04               $          0.81
                                                           ================               ===============
Earnings per share before                                  $           1.07               $          0.84
                                                           ================               ===============
     one time charges
Weighted average shares outstanding                                  16,021                        16,021
                                                           ================               ===============


BALANCE SHEET DATA:

                                                                           December 31, 1996

                                                                   As                             As
                                                                  Filed                        Restated
Working capital                                            $         54,038               $        57,055
                                                           ================               ===============
Total assets                                               $        154,832               $       145,779
                                                           ================               ===============
Long term debt, net of current portion                     $            339               $           339
                                                           ================               ===============
Stockholders' equity                                       $        101,561               $        97,911
                                                           ================               ===============
